American Century ETF Trust Prospectus Supplement American Century® Focused Large Cap Value ETF
Supplement dated May 24, 2025 ■ Prospectus dated January 1, 2025

Effective June 11, 2025, Rene Casis, Vice President, Portfolio Manager and Head of ETF Solutions, will no longer serve as portfolio manager for the fund. All information for Mr. Casis in the prospectus is to be deleted as of that date.

The following replaces the first paragraph of the The Fund Management Team section in the prospectus:

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Ultimate responsibility for portfolio construction and strategy implementation, taking into account the team’s analysis and insights, rests with the Operational Lead Portfolio Manager. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, other members of the investment team adjust the portfolio for tax efficiency and other ETF-specific considerations, but generally do not make day-to-day investment decisions for the fund.

©2025 American Century Proprietary Holdings, Inc. All rights reserved.
CL-SPL-98714 2505